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                                                             Exhibit 10(L)(7)


                               COURIER CORPORATION
                             COURIER-CITIZEN COMPANY
                             COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                    COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                             COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                           NATIONAL PUBLISHING COMPANY
                             COURIER NEW MEDIA, INC.
                              BOOK-MART PRESS, INC.
                              THE HOME SCHOOL, INC.
                       NATIONAL PUBLISHING BUSINESS TRUST
                            DOVER PUBLICATIONS, INC.
                            TRANSFOLIO EXPRESS, INC.
                             DOVER BOOK STORE, INC.


                                          Dated as of:  October 12, 2000


Citizens Bank of Massachusetts (successor
to State Street Bank and Trust Company),
  Individually and as Agent
28 State Street
Boston, Massachusetts  02109

Fleet National Bank (f/k/a BankBoston, N.A.)
100 Federal Street
Boston, Massachusetts  02110

KeyBank National Association
286 Water Street
Augusta, Maine 04332

         Re:  AMENDMENT NO. 6 TO REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of March 18, 1997 (as amended, the "Agreement"), among COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING

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CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT
CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC. and THE HOME SCHOOL, INC. (each a "Borrower" and collectively the "Borrowers"), CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank and Trust Company), in its capacity as a Bank ("Citizens"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), in its capacity as a Bank ("Fleet"), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank ("Key"; and together with Citizens and Fleet, the "Banks"), and CITIZENS BANK OF MASSACHUSETTS, in its capacity as agent for the Banks (the "Agent").

         Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective October 12, 2000, the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 6 to Revolving Credit Agreement, the Fleet Allonge, the Citizens Allonge and the Key Allonge.

         (b) The Borrowers having informed the Agent and the Banks that the National Publishing Business Trust (the "Trust") has been formed as a new Subsidiary and has acquired the capital stock of Dover Publications, Inc. ("Dover Publications"), Transfolio Express, Inc. ("Transfolio") and Dover Book Store, Inc. ("Dover Book Store"), accordingly, the term "Borrower" or "Borrowers" shall, wherever used in any of the Loan Documents, be deemed to also mean and include the Trust, Dover Publications, Transfolio and Dover Book Store. It is the express understanding and intention of the parties hereto that each of the Trust, Dover Publications, Transfolio and Dover Book Store shall hereafter be entitled to make borrowings in accordance with the terms and conditions of the Agreement, and shall hereafter be bound, on a joint and several basis, by

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all of the terms and conditions of the Agreement, and all of the Obligations of the Borrowers under (and as defined in) the Agreement, as if it was an original signatory thereto, including, without limitation, the representations, warranties and covenants contained therein and the obligation to repay all amounts owing under the Agreement and the Notes in accordance with the respective terms thereof.

         (c) Section 1.1.56 of the Agreement is amended to read in its entirety as follows:

         "1.1.56   "Revolving Loan Maturity Date" means March 15, 2003."

                                   ARTICLE II

                       AMENDMENT TO REVOLVING CREDIT NOTES

         Effective on October 12, 2000, the Revolving Credit Notes to Citizens, Fleet and Key are amended as set forth in the Allonges respectively attached hereto as ANNEX 1, ANNEX 2 and ANNEX 3.

                                   ARTICLE III

                     CONDITIONS PRECEDENT TO AMENDMENT NO. 6

         This Amendment shall become and be effective as of the date hereof, but only if:

         (a) The Borrowers shall have executed and delivered to Fleet an Allonge to the Revolving Credit Note issued in favor of Fleet in the form of ANNEX 1 (the "Fleet Allonge");

         (b) The Borrowers shall have executed and delivered to Citizens an Allonge to the Revolving Credit Note issued in favor of Citizens in the form of ANNEX 2 (the "Citizens Allonge");

         (c) The Borrowers shall have executed and delivered to Key an Allonge to the Revolving Credit Note issued in favor of Key in the form of ANNEX 3 (the "Key Allonge"); and

         (d) This Amendment shall have been signed by the Borrowers, the Agent and the Banks.

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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers jointly and severally represent and warrant to you as follows:

         (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

         (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

         (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

         (d) SOLVENCY. Both before and after giving effect to all indebtedness incurred by the Borrowers on the date of this Amendment, the Borrowers taken as a whole (i) are not Insolvent (as hereinafter defined), and will not be rendered Insolvent by the indebtedness incurred in connection therewith, (ii) will not be left with unreasonably small capital with which to engage in their businesses, even allowing for a reasonable margin of error in the projections of the future performance of the Borrowers, (iii) will not have incurred indebtedness beyond their ability to pay such indebtedness as it matures, and (iv) will not fail to have assets (both tangible and intangible) having a present fair salable value in excess of the amount required to pay the probable liability on their then existing debts (whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent).

         As used herein, the term "Insolvent" means the occurrence of one or more of the following events with respect to a Borrower: dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other applicable statutes; such Borrower's inability to pay its debts as they come due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the entry of an order for relief or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, or the offering of a plan to creditors for composition or extension, except for an involuntary proceeding commenced against such Borrower which is dismissed

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within 60 days after the commencement thereof without the entry or an order for relief or the appointment of a trustee.

                                    ARTICLE V

                                  MISCELLANEOUS

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, together with the signed documents referred to in Article III, duly executed and certified authorizing resolutions, an officer's certificate to which are attached the charter documents, bylaws and good standing certificates of the Trust, Dover Publications, Transfolio and Dover Book Store, and a favorable legal opinion from your counsel, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                         Very truly yours,

                                         THE BORROWERS:


                                         COURIER CORPORATION


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: V.P. & Treasurer


                                         COURIER CITIZEN COMPANY


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: V.P. & Treasurer

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                                         COURIER COMPANIES, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         COURIER DELAWARE HOLDING CORPORATION


                                         By: s/ William L. Lampe, Jr.
                                             ----------------------------------
                                             Title: V.P. & Treasurer


                                         COURIER FOREIGN SALES
                                         CORPORATION LIMITED


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Treasurer


                                         COURIER INVESTMENT CORPORATION


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         COURIER KENDALLVILLE, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         COURIER PROPERTIES, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         COURIER STOUGHTON, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer

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                                         COURIER WESTFORD, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         NATIONAL PUBLISHING COMPANY


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         COURIER NEW MEDIA, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         BOOK-MART PRESS, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         THE HOME SCHOOL, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         NATIONAL PUBLISHING BUSINESS TRUST


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         DOVER PUBLICATIONS, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer

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                                         TRANSFOLIO EXPRESS, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


                                         DOVER BOOK STORE, INC.


                                         By: s/ Lee E. Cochrane
                                             ----------------------------------
                                             Title: Asst. Treasurer


         The foregoing Amendment is hereby accepted by the undersigned as of October 12, 2000.


                                         THE BANKS:

                                         CITIZENS BANK OF MASSACHUSETTS
                                         (successor to State Street
                                         Bank and Trust Company)


                                         By: s/ C. Andrew Piculell
                                             ----------------------------------
                                             Title: Vice President


                                         FLEET NATIONAL BANK (f/k/a
                                         BankBoston, N.A.)


                                         By: s/ Elise M. Russo
                                             ----------------------------------
                                             Title: S.V.P.


                                         KEYBANK NATIONAL ASSOCIATION


                                         By: s/ Mitchell Feldman
                                             ----------------------------------
                                             Title: S.V.P.


                                         THE AGENT:

                                         CITIZENS BANK OF MASSACHUSETTS
                                         (successor to State Street
                                         Bank and Trust Company)


                                         By: s/ C. Andrew Piculell
                                             ----------------------------------
                                             Title: Vice President